UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2005

SOUTHERN STAR CENTRAL CORP.

______________________

(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4700 Highway 56, Owensboro, KY		42301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (270) 852-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R.

 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 C.F.R. 240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

_________________________________________________________________________________________________

Item 1.01.

Entry into a Material Definitive Agreement.

Employment Agreements:

On August 11, 2005, in connection with a change in control of Southern Star Central Corp, or the Company, (as described in Item 5.01 below), the Company and its wholly-owned subsidiary, Southern Star Central Gas Pipeline, Inc., or Central, entered into employment agreements with each of Robert S. Bahnick, Senior Vice President, Operations and Technical Services; Robert W. Carlton, Vice President, Human Resources and Administration; Chris W. Ellison, Vice President, Operations; David L. Finley, Vice President, Information Technology; Beverly H. Griffith, Senior Vice President, General Counsel and Corporate Secretary; James L. Harder, Vice President, Customer Services and Business Development; Susanne W. Harris, Vice President, Finance and Accounting and Controller; Daryl R. Johnson, Vice President, Rates and Regulatory; and Richard J. Reischman, Vice President, Operations.  Each of the employment agreements provides for a five-year term and an annual base salary and aggregate five-year retention bonuses, payable in installments over the five-year term of the employment agreements,  as follows:  Mr. Bahnick, $200,000 salary and $1,062,500 retention bonus; Mr. Carlton, $130,312.50 salary and $937,500 retention bonus; Mr. Ellison, $139,725 salary and $700,000 retention bonus; Mr. Finley, $128,750 salary and $825,000 retention bonus; Ms. Griffith, $192,400 salary and $825,000 retention bonus; Mr. Harder, $149,709.65 salary and $1,062,500 retention bonus; Ms. Harris, $140,062.50 salary and $937,500 retention bonus; Mr. Johnson, $141,034.50 salary and $1,250,000 retention bonus; and Mr. Reischman, $128,750 salary and $700,000 retention bonus.  In addition to salary and retention bonus, each of the employment agreements provides for an annual incentive bonus of up to 50% of the employee’s annual salary, except for the employment agreements of Mr. Bahnick and Ms. Griffith, whose agreements provide for annual incentive bonuses of up to 75% of their annual salaries.

In addition, each employee is entitled to receive severance payments if (i) his or her employment is involuntarily terminated for any reason other than death, disability or Cause (as defined in the agreements) or (ii) if his or her employment is terminated by the employee for Good Reason (as defined in the agreements).  Such severance payments consist of an amount equal to two times the sum of the employee’s salary then in effect plus an amount equal to the average bonus percentage that had been paid to the employee during the course of the agreement applied to the employee’s salary then in effect.  The severance payment will be paid to the employee in one lump sum payment within 30 days of the termination of employment.  Each agreement also provides that, during the course of the agreement and for one year following the termination of employment, the employee may not solicit employees or contractors away from Central or solicit the business of any client or customer of Central in any territory, state or country where Central conducts business.

Amendment to Employment Agreement:

On August 11, 2005, the Company and Central entered into an amendment to its employment agreement with Jerry L. Morris, Central’s President and Chief Operating Officer. Under the amendment, the term of Mr. Morris’ employment is extended to August 11, 2010.  In addition, Mr. Morris’ employment agreement was amended to provide for severance equal to two times the sum of his salary then in effect plus an amount equal to the average bonus percentage that had been paid to him during the course of the agreement applied to the his salary then in effect, if Mr. Morris’ employment is involuntarily terminated for any reason other than death, disability or Cause (as defined in the agreement) or if employment is terminated by Mr. Morris for Good Reason (as defined in the agreement).  The severance is payable in a lump sum within 30 days of the termination of Mr. Morris’ employment.  In addition to the salary provided under Mr. Morris’ original employment agreement, the amendment provides for an aggregate five-year retention bonus of $4,200,000 payable in installments over the five-year term of the employment agreement.

Service Agreements:

On August 11, 2005, Central and Western Frontier Company, L.L.C., a wholly owned subsidiary of the Company, or Western Frontier, entered into an Operating Company Services Agreement with EFS Services, LLC, or EFS, a wholly owned subsidiary of General Electric Company.  Pursuant to the Operating Company Services Agreement, EFS will provide certain consulting services to Central and Western Frontier for a service fee of $250,000 per fiscal quarter, plus the reimbursement of reasonable expenses up to $200,000 in a 12-month period incurred by EFS in providing such services.  The Operating Company Services Agreement terminates at such time as a wholly owned subsidiary of General Electric Company or any of its affiliates ceases to beneficially own any securities of EFS-SSCC Holdings, LLC, the parent company of the Company, or Parent.  In addition, on August 11, 2005, the Company and Parent entered into an Administrative Services Agreement with EFS pursuant to which EFS provides certain administrative services to the Company and Parent.  Pursuant to the terms of the agreement, EFS is not paid a fee for its services, however, it is entitled to be reimbursed for the reasonable expenses it incurs in providing such services.

Copies of the employment agreements, the employment agreement amendment, the operating company services agreement and the administrative services agreement are filed herewith as Exhibits 99.1 through 99.12 and are incorporated herein by reference.

Item 1.02.

Termination of a Material Definitive Agreement.

In connection with the change of control of the Company (as described in Item 5.01 below), the Management Agreement, dated as of April 26, 2004 (the “Management Agreement”), among AIG Highstar Capital, L.P., or Highstar, Central and Western Frontier was terminated effective as of the closing of the sale of Highstar’s interest in the Company on August 11, 2005.  Pursuant to the Management Agreement, Highstar provided general management services to Central and Western Frontier with respect to the assets, conduct of business and management of operations of Central and Western Frontier.  No penalty was incurred in connection with the termination of the Management Agreement.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the change of control of the Company (described in Item 5.01 below) on August 11, 2005, the Company issued a promissory note to Highstar in the aggregate principal amount of $7,250,000.  The promissory note is payable on May 1, 2006 or, if earlier, the occurrence of certain restricted payments under the Indenture or refinancing of indebtedness by the Company or its subsidiaries.

A copy of the promissory note is filed herewith as Exhibit 99.13 and is incorporated herein by reference.

Item 2.04.

Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Pursuant to an Indenture, dated as of August 8, 2003, by and among the Company and Deutsche Bank Trust Company Americas, as Trustee, the Company must offer to repurchase an aggregate principal amount of $180 million 8.5% senior secured notes issued by the Company.  Each holder of notes has the right to require the Company to repurchase all or any part of such holder’s notes at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest to the date of purchase.  The Company must within 30 days following the closing of the change of control described in Item 5.01 below provide notice to each holder of notes describing the change of control and offering to repurchase the notes on a date which is no earlier than 30 days and no later than 60 days from the date such notice is mailed by the Company.

Item 5.01.

Change in Control of Registrant.

On August 11, 2005, GE Commercial Finance Energy Financial Services and Caisse de depot et placement du Quebec through their ownership of Parent acquired control of all of the outstanding capital stock of the Company owned by Highstar.  Parent entered into a Purchase Agreement with Highstar pursuant to which Parent acquired all of the outstanding capital stock of the Company held by Highstar for a purchase price (subject to customary adjustments) of $362 million cash, plus the assumption of $467 million in debt and preferred stock, such that following the transaction Parent owned all of the outstanding capital stock of the Company.  In addition to the cash purchase price paid by Parent to acquire the capital stock, Parent caused the Company to issue a promissory note to Highstar as described in Item 2.03 above.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective at the closing of the change of control of the Company (as described in Item 5.01 above), each of Aaron D. Gold, William J. Haener, Christopher H. Lee, Michael J. Miller and Michael J. Walsh resigned as members of the Board of Directors of the Company.  Mr. Lee also resigned as President of the Company; Mr. Walsh resigned as Treasurer of the Company; and Mr. Gold resigned as Secretary of the Company.

The following persons were appointed to fill four vacancies on the Board of Directors of the Company effective at the closing of the change of control of the Company:  Bruno Guilmette, Ghislain Gauthier, Alex Urquhart and Kevin Walsh.  The newly instated Board of Directors of the Company appointed the following executive officers:  Jerry L. Morris - President and Chief Executive Officer; Susanne W. Harris – Vice President, Chief Financial Officer and Treasurer; and Beverly H. Griffith – Vice President and Secretary. Biographical information regarding each of the newly appointed directors and officers of the Company is set forth below.

Bruno Guilmette, 39, became a director of the Company on August 11, 2005.  Mr. Guilmette currently serves as Senior Director – Investments within the private equity group in the Infrastructure and Energy team, at Caisse de dépôt et placement du Québec since May, 1997.  He has been working within this team since 1997 where he has started as a manager.   Prior to joining Caisse in 1997, Bruno was with Credit Suisse First Boston in Montreal where he focused on investment banking activities. Mr. Guilmette is a Chartered Accountant, holds an M.B.A. from McGill University and holds a CFA charter from the CFA Institute.

Ghislain Gauthier, 52, became a director of the Company on August 11, 2005.  Mr. Gauthier currently serves as Senior Vice-President – Investments within the private equity group in the Infrastructure and Energy team, at Caisse de dépôt et placement du Québec since January, 1982.  He is responsible for the development and management of a large portfolio of investments in large companies in the energy and infrastructure sectors.  In 1982, after a number of years at the Business Development Bank of Canada and Export Development Canada, Mr. Gauthier joined the Caisse, specializing mainly in private equity and stock market investments.  In recent years, he has built and implemented an extensive private equity investment program for North America and Europe.  He has also been in charge of developing the private equity investment strategy in the energy and infrastructure sectors.  Mr. Gauthier is a member of the Board of Directors of Gaz Metro Limited Partnership, a natural gas distributor in Quebec.  Mr. Gauthier holds a BBA from Université du Québec and a CFA charter from the CFA Institute.

Alex Urquhart, 46, became a director of the Company on August 11, 2005.  Mr. Urquhart currently serves as President and Chief Executive Officer of GE Commercial Finance Energy Financial Services, a position he assumed in December 2003.  Mr. Urquhart joined the General Electric Company in 1981 and transitioned to GE Capital in 1985.  During his employment with GE and its affiliates, he has held a variety of positions, including Senior Vice President and Director of New Business Development for GE Structured Finance from 1993 to 1994 and Senior Vice President and Director of Infrastructure Finance for GE Structured Finance from January to December 1994.  From January 1995 to June of 1998, he was head of Domestic Origination for GE Structured Finance, with responsibility for the Energy, Telecom, Industrial and Transportation sectors.  In June 1998, Mr. Urquhart became Managing Director of GE Global Energy, a position he held until December 2003. Mr. Urquhart was appointed an officer of General Electric Company in April 2005.  Mr. Urquhart received a B.S. Degree from the Virginia Polytechnic Institute and State University and an M.B.A. from the University of Connecticut.

Kevin Walsh, 45, became a director of the Company on August 11, 2005. Mr. Walsh has served as Managing Director of Portfolio at GE Commercial Finance Energy Financial Services in Stamford, CT, since January 2004. Prior to that assignment, beginning in January 2000, he was Managing Director, e-Business for GE Structured Finance. From 1998 to 2000, Mr. Walsh was Managing Director in GE Structured Finance's Printing, Paper and Forest Products Group. From 1996 to 1998, he served as a sales originator at Structured Finance, and from 1995 to 1996, as Managing Director, Capital Markets. From 1993 to 1995, he served as a Director in Structured Finance's London office, from 1992 to 1993, in Stamford, CT, as Vice President of Project Finance Sales and from 1990 to 1992, as Assistant Vice President of Sales.  From 1988 to 1990, he served as Program Manager of GE's Financial Management Program. At GE Aircraft Engines, Mr. Walsh was Region Manager of Customer Financing Programs for commercial aircraft and industrial/power generation programs, a position he held from 1986 until 1988. He began his GE career in 1985,  when Mr. Walsh served as Region Manager of GE's International Credit and Collections Operations.  Mr. Walsh graduated cum laude from Fairfield University, where he received a B.S. in Finance and Business Management. He subsequently graduated from General Electric's Financial Management Program.

Jerry L. Morris, 50 , became President and Chief Executive Officer of the Company on August 11, 2005 and became President and Chief Operating Officer of Central on February 13, 2004. Previously, he served as Central’s Vice President/Director of Business Development since September 2001, and held the position of Director of Rates and Strategic Planning for Central and/or its predecessors or affiliates since 1987. Mr. Morris has held a variety of positions in accounting, business development and rates during his 28 years in the interstate natural gas pipeline industry. He received his B.S. in Accounting from Murray State University in 1977, and his M.B.A. from the same institution in 1985. He is active in several industry organizations.

Susanne W. Harris, 46, became Vice President, Chief Financial Officer and Treasurer of the Company on August 11, 2005.  Ms. Harris has served as Vice President of Finance and Accounting of Central since July 2003, has served as Assistant Treasurer for Central since November 2002, and has served as Central’s Controller and Chief Accounting Officer since March 2000, serving in a similar position for its affiliates since 1997. Ms. Harris has held a variety of positions in finance and accounting during her 26 years in the interstate natural gas pipeline industry. Ms. Harris earned her B.S. in Accounting from Brescia College in 1979 and her M.B.A. from Murray State University in 1989. She is a member of Accounting Committees for the American Gas Association and the Interstate Natural Gas Association of America.

Beverly H. Griffith, 50, became Vice President and Secretary of the Company on August 11, 2005 and Senior Vice President, General Counsel and Corporate Secretary of Central in July 2003.  She served as Corporate Secretary since November of 2002, and served as Central’s General Counsel since 1998, holding a similar position for Central or its predecessors and/or its affiliates since 1995. Ms. Griffith has held a variety of positions in the legal area, including Assistant General Counsel and Senior Attorney, during her 26-year career in the interstate natural gas pipeline industry. She received her B.A. in History from the University of Mississippi in 1976 and her Juris Doctor from the University of Kentucky College of Law in 1979. Ms. Griffith is a member of the Kentucky Bar Association and the Energy Bar Association.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the change of control of the Company described in Item 5.01, the Company entered into a Recapitalization Agreement with Parent.  Pursuant to the Recapitalization Agreement, Parent surrendered to the Company for cancellation all of the Series A Preferred Stock, and all rights therein, of the Company in exchange for the reissuance of 20.633 treasury common shares to Parent.  The remaining 1.587 treasury common shares were cancelled pursuant to the Recapitalization Agreement.

In connection with the Recapitalization Agreement, the Company amended and restated its certificate of incorporation to eliminate all authorized preferred stock and reduce the authorized number of shares of capital stock to 100 shares of common stock.  The Company has issued all 100 shares of common stock to Parent.  The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on August 11, 2005.

Copies of the Recapitalization Agreement and Amended and Restated Certificate of Incorporation are filed herewith as Exhibits 99.14 and 99.15 and are incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits

99.1

Employment Agreement, dated as of August 11, 2005, among the Company, Central and Robert S. Bahnick.

99.2

Employment Agreement, dated as of August 11, 2005, among the Company, Central and Robert W. Carlton.

99.3

Employment Agreement, dated as of August 11, 2005, among the Company, Central and Chris W. Ellison.

99.4

Employment Agreement, dated as of August 11, 2005, among the Company, Central and David L. Finley.

99.5

Employment Agreement, dated as of August 11, 2005, among the Company, Central and Beverly H. Griffith.

99.6

Employment Agreement, dated as of August 11, 2005, among the Company, Central and James Harder.

99.7

Employment Agreement, dated as of August 11, 2005, among the Company, Central and Susanne W. Harris.

99.8

Employment Agreement, dated as of August 11, 2005, among the Company, Central and Daryl R. Johnson.

99.9

Employment Agreement, dated as of August 11, 2005, among the Company, Central and Richard J. Reischman.

99.10

Amendment to Employment Agreement, dated as of August 11, 2005, among the Company, Central and Jerry L. Morris.

99.11

Operating Company Services Agreement, dated as of August 11, 2005, among Central, Western Frontier Pipeline Company, L.L.C. and EFS Services, LLC.

99.12

Administrative Services Agreement, dated as of August 11, 2005, among EFS, Parent and the Company.

99.13

Promissory Note, dated August 11, 2005, in the aggregate principal amount of $7,250,000 made by the Company in favor of Highstar.

99.14

Recapitalization Agreement, dated as of August 11, 2005, between Parent and the Company.

99.15

Amended and Restated Certificate of Incorporation of the Company, dated August 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2005	SOUTHERN STAR CENTRAL CORP. /s/ Jerry L. Morris
Jerry L. Morris President and Chief Executive Officer